LOAN AGREEMENT
                                 for a Loan from
                             MERCANTILE BANK MIDWEST
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1.   DATE AND PARTIES.  The date of this Loan Agreement  (Agreement) is November
     2, 1998, and the parties are the following:

              BORROWER:

                      TOP AIR MANUFACTURING, INC.
                      an Iowa corporation
                      317 Savannah Park Rd.
                      Cedar Falls, Iowa 50613
                      Tax I.D. #42-1155462

              BANK:

                      MERCANTILE BANK MIDWEST
                      an IOWA banking corporation
                      425 Cedar Street
                      P.O. Box 88
                      Waterloo, Iowa 50704
                      Tax I.D. #42-0167390

2.   BACKGROUND.  Borrower has applied for

           A. A revolving draw loan (First Loan) in the principal amount of $4,000,000.00. The Loan shall be evidenced by a promissory note, No. ________________, (First Note) dated November 2, 1998 and executed by Borrower payable to the order of Bank and all extensions, renewals, modifications, or substitutions thereof.

           B.   Also, a second  promissory  note No.  ________________,  (Second
                Note) dated November 2, 1998 and executed by Borrower payable to the order of Bank, which evidences a loan (Second Loan) to Borrower in the principal amount of $4,500,000.00, and all extensions, renewals, modifications, or substitutions thereof.

           C. The terms "First Note" and "Second Note" shall be collectively referred to as "Note" herein; and the terms "First Loan" and "Second Loan" shall be collectively referred to as "Loan" herein.

     There may be other documents (Related Documents) that secure, guaranty or otherwise relate to the Loan, any collateral securing the Loan (Collateral), or this Agreement. To induce Bank to make the Loan and as part of the consideration for Bank making the Loan, Borrower and Bank agree to the following terms, representations, warranties and covenants, which shall prevail so long as any part of the Loan or any other obligation of Borrower to Bank remains outstanding or Bank is obligated to make any advances on the Loan.

3. ADVANCES ON LOAN. The Loan is to be made in one or more advances to Borrower on or before November 30, 1999. At no time shall the outstanding principal balances of the Loan exceed $8,500,000.00 and the terms and amounts of any such draws shall be as permitted under, and controlled by, the specific note. Borrower authorizes Bank to honor any written request for an advance on the Loan from Borrower or from any one of its officers, employees, partners, family members or any other person as may be authorized in writing. Bank may, in its sole discretion and without liability of any kind, honor any oral request made by Borrower for an advance on the Loan. Such request constitutes a warranty by Borrower that the request is in compliance with this Agreement, the Note and all Related Documents. The written request shall be made on documents normally required by Bank and shall be accompanied by all documents normally required by Bank for the particular type of Loan made to Borrower. Bank's records shall be conclusive evidence as to the amount of advances, unpaid principal balances and the accrued interest on the Loan. A check or other charge presented against this account in excess of the balance may be treated by Bank, at its option, as a request for an advance under this Agreement. Any payment by Bank of any such check or other charge may, at its option, constitute an advance on the Loan to Borrower. Bank shall have no duty to make any advances except as expressly stated in the Note.

4. COLLECTION EXPENSES. Borrower shall, upon demand, reimburse Bank for all fees and expenses paid or incurred by Bank for the preparation and recordation of all documentation, the closing, and the enforcement of the Note, this Agreement or the Related Documents, whether or not a suit is filed. These fees and expenses include, but are not limited to, accountants' fees and other professional fees. All such fees and expenses shall be additional liabilities of Borrower to Bank as advances under the Loan and shall be secured by the Collateral securing the Loan.

5. ATTORNEYS' FEES. Upon demand and to the extent not prohibited by law, Borrower shall reimburse Bank for all reasonable attorneys' fees paid or incurred by Bank in connection with the preparation and recordation of all documentation, closing, and enforcement of the Note, this Agreement or the Related Documents, whether or not a suit is filed. Such reasonable attorneys' fees shall be additional liabilities of Borrower to Bank as advances under the Loan and shall be secured by the Collateral securing the Loan.

6. PARTICIPATION. Borrower consents to permit Bank to participate Loan and share any and all information with the participating bank as Bank may deem necessary.

7.   AFFIRMATIVE COVENANTS. Borrower agrees:

           A. PERFORMANCE OF LOAN OBLIGATIONS. To make full and timely payment of all principal and interest obligations, and to comply with the terms and covenants contained in this Agreement and in the Related Documents.

           B. PRESERVE EXISTENCE. To preserve Borrower's present existence until such time as Bank consents in writing to any change. Bank's consent to any such change will not be unreasonably withheld provided Bank can protect Bank's security interest and provided further Borrower can provide Bank with sufficient security to assure repayment of the Loan.

           C.   MAINTENANCE  OF  PROPERTY.   To  maintain,   preserve  and  keep
                Borrower's properties in good repair, working order and condition, and from time to time to make all needful and proper repairs, renewals, replacements, additions, betterments and improvements thereto so that the efficiency of the properties is fully preserved and maintained at all times.

           D. INSURANCE. To keep and maintain the Collateral insured in full with companies acceptable to Bank, naming Bank and Borrower on the policy in accordance with their respective interests, with the loss payable to Bank. Insurance of the types and in amounts customarily carried by entities in businesses similar to Borrower's shall be maintained for the full insurable value, including without limitation, fire, public liability, property damage, business interruption, rent loss insurance, and worker's compensation insurance. Certified copies of all such insurance policies or certificates of insurance shall be delivered upon demand to Bank.

           E. LOSS OR DEPRECIATION OF COLLATERAL. To immediately notify Bank of any material casualty, loss or depreciation to the Collateral or to any other property of Borrower which affects Borrower's business.

           F. AGING REPORTS. To furnish Bank a certified and detailed accounts receivable aging report upon Bank's request, and in event of no request at least quarterly, in such form and for such period(s) as Bank may request.

           G. INSPECTION. To permit Bank, or its agents, to enter upon any of Borrower's premises and any location where the Collateral is located at all reasonable times for the following purposes, without limitation: (1) to inspect, audit, check, review and obtain copies from Borrower's books, records, journals, orders, receipts, and any correspondence and other business related data; (2) to make verifications concerning the Collateral, proceeds of the Collateral and proceeds of proceeds and their use and disposition; and (3) to discuss the affairs, finances and business of Borrower with any person or entity who claims to be a creditor of Borrower.

           H. BOOKS AND RECORDS. To maintain accurate and complete books and records regarding its operations and to permit Bank, or its agents, to examine and copy all or any part of them.

           I.   FINANCIAL   STATEMENTS.   To  promptly  provide  Bank  with  all
                financial statements which Bank may request concerning the Borrower, initially and from time to time, within 30 days of the request(s), or if no request is made, at least every 12 months from the date of this Agreement, including business and personal financial statements; such statements shall be reasonably current, accurate, complete, in a form acceptable to Bank and shall be based on generally accepted accounting principles
                (GAAP) then in effect.

           J. FURNISH DOCUMENTS. To promptly furnish Bank with tax returns, budgets, forecasts and such other documents, instruments, and information as Bank may reasonably request.

           K. TAXES AND LIENS. To file all federal, state and other tax and similar returns and to pay all taxes or liens assessed against Borrower or Borrower's properties, whether due now or hereafter, including but not limited to sales taxes, use taxes, personal property taxes, documentary stamp taxes, recordation taxes, franchise taxes, income taxes, withholding taxes, FICA taxes and unemployment taxes when due, and to promptly furnish Bank with written evidence of such payments.

           L. LICENSES, PERMITS, BONDS AND OTHER RIGHTS. To acquire and maintain in full force and effect all licenses, permits, bonds and other documents or certificates reasonably necessary or required to engage in and to carry on its business or venture as contemplated by Borrower and Bank.

           M. NOTICE TO BANK BY BORROWER. To promptly notify Bank of the occurrence of any Event of Default under the terms of this Agreement, of any material change in Borrower's financial condition, of any litigation involving Borrower and of the occurrence of any default against Borrower by third parties which materially affects Borrower's business.

           N. CERTIFICATION OF NO DEFAULT. To furnish Bank a written certification upon Bank's request, or in event of no request at least quarterly, that there exists no Event of Default under the terms of this Agreement or under the Related Documents, and that there exists no other action, condition or event which with the giving of notice or lapse of time or both would constitute an Event of Default. If such a condition does exist, the certificate must accurately and fully disclose the extent and nature of such condition and state what action is being taken to correct it.

8. NEGATIVE COVENANTS. Without Bank's prior written consent, which shall not be unreasonably withheld, Borrower agrees:

           A. NO CHANGE IN STRUCTURE. Not to change the structure or ownership of Borrower's entity or business venture, which includes a change in the management, shareholders, directors, or officers of any corporate borrower and to notify Bank in writing of any change in name or management of Borrower.

           B. NOT TO FORM. Not to form, organize or participate in the organization of any other corporation, partnership or other entity, or in the creation of any other business entity or merge, consolidate with or into any other corporation, partnership or other entity.

           C. PAY NO DIVIDENDS. Not to pay or declare any dividends (including but not limited to any cash dividend or stock dividend) or similar distribution.

           D. NO CHANGE IN CAPITAL STRUCTURE OR STOCK. Not to release, redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other equity security or partnership interest, or make any change in Borrower's capital structure except to the extent required by the terms of any agreements signed prior to this Agreement.

           E. DEALINGS WITH INSIDERS. Not to purchase, acquire or lease any property or services from, or sell, provide or lease any property or service to, or otherwise deal with, any insiders. The term "insiders" includes but is not limited to any officer, employee, stockholder, director, partner, or any immediate family member thereof, or any business entity who owns a controlling interest in Borrower.

           F. LOANS TO INSIDERS. Not to lend or advance or permit to be outstanding any loans or advances to any of its "insiders" which term is defined above.

           G. INCUR NO OTHER LIABILITIES. Not to incur, assume or otherwise permit any liability to exist for money borrowed, except from Bank, or incur, assume or otherwise permit any other debts or obligations outside of the ordinary course of business, or loan money to, or guaranty or otherwise become in any way liable for the debt or obligations of any other person or entity.

           H. USE OF LOAN PROCEEDS. Not to permit the loan proceeds to be used to purchase, carry, reduce, or retire any loan incurred to purchase or carry any margin stock.

           I. DISPOSE OF NO ASSETS. Not to sell or dispose of or make any other distribution of any of Borrower's assets, properties or business other than as permitted in the Related Documents.

           J. NO OTHER LIENS OR ENCUMBRANCES. Not to permit or suffer any lien or encumbrance upon any of Borrower's properties, except to Bank, and except for any valid purchase money security interests, or any other liens specifically agreed to by Bank in writing.

9.   REPRESENTATIONS. Borrower represents, guaranties and warrants to Bank that:

           A. AUTHORITY TO DO BUSINESS. Borrower is authorized to do business in this state and in each state where it may be doing business and has full power and authority to execute and deliver the Note and enter into this Agreement and the Related Documents.

           B. CORPORATE STATUS. Borrower is duly incorporated and validly existing and in good standing in the jurisdiction of Borrower's incorporation and where Borrower conducts Borrower's business.

           C. AUTHORITY TO ENTER AGREEMENTS. This Agreement, the Note, and the Related Documents will constitute legal, valid, and binding agreements and are enforceable against Borrower and all other parties thereto.

           D. TITLE AND POSSESSION. Borrower has good and marketable title to its assets, and enjoys peaceful and undisturbed possession under all leases under which Borrower now operates.

           E. LABOR LAWS. Borrower is complying with all applicable federal or state labor laws, including but not limited to the Federal Fair Labor Standards Act.

           F. TAX LAWS. Borrower has complied with all federal, state and local tax laws, licensing laws and permit laws.

           G. OTHER LAWS. Borrower is not in violation of other federal laws or state laws, including but not limited to, ERISA (Employee Retirement Income Security Act) or RICO (Racketeer Influenced and Corrupt Organizations).

           H. COMPLIANCE. Borrower is in compliance with all laws, orders, judgments, decrees and regulations (Laws) of all federal, foreign, state and local governmental authorities relating to the business operations and the assets of Borrower, the violation of which would have an adverse effect on the value of or Bank's interest in any of the Collateral or would have a materially adverse effect on Borrower's financial condition, business or conduct of its business.

           I. ADVERSE AGREEMENTS. Borrower is not a party to, nor is Borrower bound by, any agreement that materially or adversely affects Borrower's business, properties, assets or operations.

           J. OTHER CLAIMS. There are no outstanding claims or rights that would conflict with the execution, delivery or performance by Borrower of the terms of the Note, this Agreement or the Related Documents or that would cause a lien to be placed on the Collateral given for this Loan, including proceeds of the Collateral and proceeds of proceeds, except those, if any, disclosed to and agreed to by Bank in writing prior to the execution of this Agreement.

           K. ACCURATE STATEMENTS. All financial statements, books, records, documents, and instruments submitted by Borrower to Bank in connection with the Loan are accurate and complete, and there has been no material adverse change in the financial condition of Borrower as shown by such statements, books, records, documents or instruments.

           L. SOLVENCY. Borrower is solvent, able to pay its debts as they mature, and has sufficient capital to carry on its business and all businesses in which Borrower is or will be engaged. Borrower's total assets, at a present, fair market value, are greater than the amount of Borrower's total obligations. Borrower will not be rendered insolvent by the execution of the Note, this Agreement or Related Documents or by any other transactions.

           M. LITIGATION. There are no proceedings pending or threatened before any court or administrative agency which will or could have a materially adverse affect upon the financial condition or operations of Borrower.

           N. SURVIVAL OF WARRANTIES. All representations, warranties, statements, guaranties and covenants contained in the Note, this Agreement or any Related Documents shall survive the execution of such documents.

10.   ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES.

            A.  As used in this paragraph:

                      (1) "Environmental Law" means, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA", 42 U.S.C. 9601 at seq.), all federal, state and local laws, regulations, ordinances, court orders, attorney general opinions or interpretive letters concerning the public health, safety, welfare, environment or a Hazardous Substance (as defined herein).

                      (2) "Hazardous Substance" means any toxic, radioactive or hazardous material, waste, pollutant or contaminant which has characteristics which render the substance dangerous or potentially dangerous to the public health, safety, welfare or the environment. The term includes, without limitation, any substances defined as "hazardous material," "toxic substances," "hazardous waste" or "hazardous substance" under any Environmental Law.

            B. Borrower represents, warrants and agrees that:

                      (1) Except as previously disclosed and acknowledged in writing to Bank, no Hazardous Substance has been, is or will be located, transported, manufactured, treated, refined, or handled by any person on, under or about the Property except in the ordinary course of business and in strict compliance with all applicable Environmental Law.

                      (2) Except as previously disclosed and acknowledged in writing to Bank, Borrower has not and shall not cause, contribute to or permit the release of any Hazardous Substance on the Property.

                      (3) Borrower shall immediately notify Bank if: (a) a release or threatened release of Hazardous Substance occurs on, under or about the Property or migrates or threatens to migrate from nearby property; or (b) there is a violation of any Environmental Law concerning the Property. In such an event, Borrower shall take all necessary remedial action in accordance with any Environmental Law.

                      (4) Except as previously disclosed and acknowledged in writing to Bank, Borrower has no knowledge of or reason to believe there is any pending or threatened investigation, claim, or proceeding of any kind relating to (a) any Hazardous Substance located on, under or about the Property or (b) any violation by Borrower or any tenant of any Environmental Law. Borrower shall immediately notify Bank in writing as soon as Borrower has reason to believe there is any such pending or threatened investigation, claim, or proceeding. In such an event, Bank has the right, but not the obligation, to participate in any such proceeding including the right to receive copies of any documents relating to such proceedings.

                      (5) Except as previously disclosed and acknowledged in writing to Bank, Borrower and every tenant have been, are and shall remain in full compliance with any applicable Environmental Law.

                      (6) Except as previously disclosed and acknowledged in writing to Bank, there are no underground storage tanks, private dumps or open wells located on or under the Property and no such tank, dump or well shall be added unless Bank first agrees in writing.

                      (7) Borrower will regularly inspect the Property, monitor the activities and operations on the Property, and confirm that all permits, licenses or approvals required by any applicable Environmental Law are obtained and complied with.

                      (8) Borrower will permit, or cause any tenant to permit, Bank or Bank's agent to enter and inspect the Property and review all records at any reasonable time to determine: (a) the existence, location and nature of any Hazardous Substance on, under or about the Property; (b) the existence, location, nature, and magnitude of any Hazardous Substance that has been released on, under or about the Property; (c) whether or not Borrower and any tenant are in compliance with any applicable Environmental Law.

                      (9) Upon Bank's request, Borrower agrees, at Borrower's expense, to engage a qualified environmental engineer to prepare an environmental audit of the Property and to submit the results of such audit to Bank. The choice of the environmental engineer who will perform such audit is subject to the approval of Bank.

                      (10) Bank has the right, but not the obligation, to perform any of Borrower's obligations under this paragraph at Borrower's expense.

                      (11) As a consequence of any breach of any representation, warranty or promise made in this paragraph, (a) Borrower will indemnify and hold Bank and Bank's successors or assigns harmless from and against all losses, claims, demands, liabilities, damages, cleanup, response and remediation costs, penalties and expenses, including without limitation all costs of litigation and reasonable attorneys' fees to the extent not prohibited by law, which Bank and Bank's successors or assigns may sustain; and
                            (b) at Bank's discretion, Bank may release this Agreement and in return Borrower will provide Bank with collateral of at least equal value to the Property secured by this Agreement without prejudice to any of Bank's rights under this Agreement.

                      (12) Notwithstanding any of the language contained in this Agreement to the contrary, the terms of this paragraph shall survive any foreclosure or satisfaction of any deed of trust, mortgage or any obligation regardless of any passage of title to Bank or any disposition by Bank of any or all of the Property. Any claims and defenses to the contrary are hereby waived.

11. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

           A. Failure by any person obligated on the Loan to make payment when due; or

           B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantor under any of the terms of this Agreement, the Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to the Loan; or

           C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, owner, or any co-signer, endorser, surety or guarantor of the Loan; or

           D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for the Collateral (as herein defined); or

           E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, owner, or any co-signer, endorser, surety or guarantor of the Loan; or

           F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that the Collateral (as herein defined) is impaired; or

           G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or

           H. A material adverse change in Borrower's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs the Collateral or repayment of the Obligations; or

           I. A transfer of a substantial part of Borrower's money or property.

12. REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default, Bank, at its option, may declare the Loan immediately due and payable as well as invoke any or all other remedies provided in the Note, any Related Document or by law. Bank is entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Agreement. By choosing any remedy, Bank does not waive its right to an immediate use of any other remedy if the event of default continues or occurs again.

13. NOTICE. All notices, requests, and demands under this Agreement shall be given by regular United States mail, postage prepaid, or personal delivery, at the address set forth above or such other address as the parties may designate in writing.

14.  GENERAL PROVISIONS.

           A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Agreement.

           B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Borrower's strict performance of any provisions contained in this Agreement, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.

           C. AMENDMENT. The provisions contained in this Agreement may not be amended, except through a written amendment which is signed by Borrower and Bank.

           D. INTEGRATION CLAUSE. This written Agreement and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

           E. FURTHER ASSURANCES. Borrower agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure the Note or confirm any lien.

           F. GOVERNING LAW. This Agreement shall be governed by the laws of the State of IOWA, provided that such laws are not otherwise preempted by federal laws and regulations.

           G. FORUM AND VENUE. In the event of litigation pertaining to this Agreement, the exclusive forum, venue and place of jurisdiction shall be in the State of IOWA, unless otherwise designated in writing by Bank or otherwise required by law.

           H. SUCCESSORS. This Agreement shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Agreement.

           I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

           J. DEFINITIONS. The terms used in this Agreement, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Agreement.

           K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Agreement are for convenience only and shall not be dispositive in interpreting or construing this Agreement.

           L. IF HELD UNENFORCEABLE. If any provision of this Agreement shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Agreement.

           M. CHANGE IN APPLICATION. Borrower will notify Bank in writing prior to any change in Borrower's name, address, or other application information.

           N. NOTICE. All notices under this Agreement must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Agreement. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Agreement. Such addresses may be changed by written notice to the other party.

15. ACKNOWLEDGMENT OF RECEIPT OF THIS DOCUMENT. Borrower acknowledges that Borrower has received a copy of, read and understood this Loan Agreement on November 2, 1998, prior to consummation of the Loan.

                IMPORTANT: READ BEFORE SIGNING.

                THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

 BORROWER:

 TOP AIR MANUFACTURING, INC.
 an Iowa corporation
                                                               [Corporate Seal*]

 By: /s/ Steve Lind
     --------------------------------------
     STEVE LIND, PRESIDENT

 (*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


BANK:

MERCANTILE BANK MIDWEST
an IOWA banking corporation
                                                               [Corporate Seal*]

By:  /s/ Cathy Rottinghaus
     -------------------------------------
     CATHY ROTTINGHAUS, VICE PRESIDENT


(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


THIS IS THE LAST PAGE OF A 4 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.


Please see attached "Exhibit A"

                   Addendum to Loan Agreement dated 11-2-1998
                           Top Air Manufacturing, Inc.


The following additional terms will apply to loans to Top Air Manufacturing:

A penalty fee for prepayment of the $4,500,000 fixed rate loan would apply if the loan was refinanced by another lending institution.

o    In years 1 through 3 the penalty would be 3% of the outstanding balance.

o    In years 4 and 5 a penalty of 2% of the outstanding balance would apply.

o    In years 6 and 7 the penalty would be 1% of the outstanding balance.

Use of the revolving feature of the loan, in the ordinary course of business, would not constitute a penalty for repayment.

All loans to Top Air are to be cross collateralized and a borrowing base utilized allowing a value of 50% of inventory (excluding work in process) and 75% of eligible accounts receivable (defined as those with an aging of 90 days or less). Monthly borrowing base certificates are to be submitted to the bank within 30 days of month end.

The following covenants will apply to all loans:

o The company is to maintain a Minimum working capital requirement of $5,000,000 at all times.

o The company is to maintain a Current ratio at Fiscal year end of 2.25 or more.

o The company is to maintain a Minimum tangible net worth requirement at Fiscal year end of not less than $5,000,000.

o The company is to maintain a Leverage ratio at Fiscal year end of not greater than 1.25.

o The company is to maintain an annual debt service coverage ratio in excess of 1.25 times coverage.

o Annual capital expenditures for the company are not to exceed $250,000 (excluding the current $1,000,000 building expansion).

o Financial statement requirements -- Bank to receive monthly internally prepared balance sheet and income statements within 45 days of month end. Annual audited statements prepared by a CPA to be submitted within 120 days of Fiscal year end.

o    All deposit accounts are to be maintained at Mercantile Bank.